Exhibit 99.1

Forward Looking Statements The following information may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management's current expectations and beliefs, as well as a number of assumptions concerning future events. These statements are subject to risks, uncertainties, assumptions and other important factors. You are cautioned not to put undue reliance on such forward-looking statements because actual results may vary materially from those expressed or implied. The Company assumes no obligation to, and expressly disclaims any obligation to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In accordance with company policy, we will not be providing sales or financial guidance. In addition, we will not be affirming or updating any previous sales or financial guidance.

Associated Materials is a leading, vertically integrated manufacturer and distributor of exterior residential building products The Company's core products include vinyl windows, vinyl siding, and aluminum and steel siding and accessories, as well as vinyl fencing, decking and railing Approximately 60% of products sold to home repair and remodeling contractors Products marketed on wholesale basis to approximately 50,000 independent contractors through a network of 129 supply centers and approximately 250 independent distributors across the US and Canada Associated Materials Overview AMI 2004 Sales by Product: $1,094.0MM Installed Services FDR Vinyl Windows Vinyl Siding Metal Products Third Party Manufactured Products 0.05 0.03 0.31 0.28 0.18 0.15

Key Initiatives Since 2001 Increased vinyl windows sales significantly CAGR for Alside window units over 25% from 2001 through 2004 Expanded company-owned distribution channel to 129 centers from 80 in 2001 Simplified / focused business by divesting non-core AmerCable division Acquired / successfully integrated Alpine $12 MM in sales in 2000; $70 MM in 2004 Completed Gentek acquisition in August 2003 Strategic rationale Expanded distribution through company-operated supply centers (33) and independent distributors (> 200) Expansion of window sales through Gentek distribution Cost synergies

ASSOCIATED MATERIALS

Strong Brands and Product Offerings

Windows – 31% of sales



Product Lines
Advantage, North American, Preservation, Sheffield, UltraMaxx, Alpine, Excalibur, Geneva, Signature, Centurion, Concord, New Construction, Performance Series

Siding – 28% of sales



Product Lines
Berkshire, Bennington, Board and Batten, Centennial, CenterLock, Charter Oak, Northern Forest, Preservation, Sequoia, Sovereign, Williamsport, Advantage, Amherst, Concord, Fair Oaks, Odyssey Plus, Seneca, Signature Supreme, Somerville III, Conquest, Landscape, Aurora, Driftwood

Metal Products – 18% of sales



Product Lines
Cedarwood, Driftwood, SuperGuard, SteelTek, SteelSide, Universal, Deluxe, Vin.Al.Wood, Woodgrain

Third Party Manufactured Products – 15% of sales



Products
Shakes and scallops, roofing materials, shutters, insulation and house wrap, entry doors, and installation equipment and tools

Fencing, Decking & Railing - 3% of sales



Product Lines
UltraGuard

4

Sales by Channel Company-owned distribution remains the primary channel... ....supplemented with additional sales through independent distribution 2004 Sales - $1,094.0MM US Supply Centers $624.2MM 57% US Indep. Distrib. $313.5MM 29% Can. Supply Centers $156.2MM 14%

Supply Centers Overview The Company's 129 supply centers are an important competitive advantage Broad geographic footprint Higher customer service levels Direct access to over 50,000 professional contractors "One-stop shopping" proposition Provision of comprehensive marketing support to installers

Supply Center Sales by Geographic Region Northeast Atlantic Coast Midwest Central Western Mountain Canada 0.16 0.22 0.19 0.15 0.06 0.03 0.19 2004 Supply Center Sales - $780.5MM

Manufacturing Operations Burlington, Ontario Woodbridge, NJ Pointe Claire, Quebec Lambeth , Ontario Kinston, NC West Salem, OH Akron, OH Cedar Rapids, IA Ennis, TX Bothell, WA Alside Plants Gentek Plants Yuma, AZ

Multi-Pronged Growth Strategy Capitalize on the competitive advantages of having a US (105 centers) and Canadian (24 centers) company-owned distribution network Increase sales at existing supply centers Selective addition of new supply centers Increase focus on distribution of third party manufactured products and Gentek metals products Continue rapid growth of installed sales Increase share by strengthening independent distribution and direct channels Focus on Revere(r)/Gentek(r) brands Continue to lead industry in product innovation with a broad range of products and brands Operational excellence

Favorable Demand Drivers-Repair, Remodeling and Replacement Highlights Repair, replacement and remodeling spending has historically exhibited stable growth only four down years in the past 40 Steady rise in existing home sales and home ownership have driven increased investments in homes Existing housing stock of 122 million homes continues to age, driving RR&R spending more than 50% of homes in the U.S. were built prior to 1970: the median age of housing stock is expected to reach 36 years in 2010, up from 23 years in 1985 Forecast to grow at an average annual rate of 4.7% from 2004-20081 Source: National Association of Realtors Note: 1 Home Improvement Research Institute Source: U.S. Census Bureau Existing Home Sales Median Age of US Housing Stock Home Sales (thousands) Months' Supply Year

U.S. Repair, Remodeling and Renovation-Consistent Growth 36 of the past 40 years have demonstrated positive growth Source: U.S. Census Bureau 1966 - 2005E CAGR = 7.8% 1966 - 2005E CAGR = 7.8% $ (in billions)

Favorable Demand Drivers-New Home Construction Highlights Nearly 12 million new households expected by 2010 Home ownership rate projected to continue to increase to over 70% by 2010 from 69% today Home ownership driven by baby boomers, immigration patterns and minority home ownership Source: U.S. Census Bureau Source: Census Bureau +22% All US Households +22% Households (mm) Rate (%) Year

2004 Full Year Results ($MM) 2004 20031 Net Sales $1,093.9 $969.9 % Growth 12.8% 11.8% Gross Profit 289.0 257.6 Margin (%) 26.4% 26.6% SG &A 184.9 177.5 % of Net Sales 16.9% 18.3% Adjusted EBITDA $125.0 $101.7 Margin (%) 11.4% 10.5% Note: 1 PF for Gentek acquisition s

Strong Financial Performance 2000-2004 2000 2001 2002 2003 2004 434.8 524.5 611.3 676.4 766 Gentek's Sales Contribution 0 0 0 293.5 328 Net Sales 2000 2001 2002 2003 2004 40.4 53.1 64.6 76.5 96.2 Gentek's EBITDA Contribution 0 0 0 25.2 29 Adjusted EBITDA $125 $102 Alside CAGR 15% Alside CAGR 25%

Q2/YTD June 2005 Results ($MM) Q2 2005 Q2 2004 YTD 2005 YTD 2004 Net Sales $315.4 $301.6 $533.9 $505.9 % Growth 4.6% 5.5% Gross Profit 72.2 83.3 121.2 133.7 Margin (%) 22.9% 27.6% 22.7% 26.4% SG&A 50.8 48.0 101.6 93.4 % of Net Sales 16.1% 15.9% 19.0% 18.5% Adjusted EBITDA $27.5 $40.4 $32.1 $50.5 Margin (%) 8.7% 13.4% 6.0% 10.0%

2005 Issues Commodity cost increases vs. price increases ($7.0MM unfavorable impact in Q2) Resin and aluminum represent approximately 25% of AMI's cost of goods sold Increased freight costs ($2.3MM impact in Q2) Ennis/Freeport plant consolidation ($1.5MM impact in Q2) Remodeling sales through Q2 soft in Midwest and Central regions of the US Hurricanes Rita and Katrina

Action Plan Implement selling price increases Reduce SG&A costs Substantially improve manufacturing cost structure - Ennis/windows Capex/working capital levels

Supplemental Information Computation of Non-GAAP Financial Information EBITDA and Adjusted EBITDA Pro forma Results

Associated Materials Supplemental Information - Computation of Non-GAAP Financial Information Reconciliation of EBITDA and Adjusted EBITDA to Net Income Quarter Quarter Six Months Six Months Twelve Months Ended Ended Ended Ended Ended July 2, 2005 July 3, 2004 July 2, 2005 July 3, 2004 January 1, 2005 EBITDA Calculation: Net income (loss) $7,695 $16,719 $434 $7,620 $(10,934) Interest expense, net 7,942 6,254 15,253 12,266 27,784 Income taxes 4,582 11,703 263 5,247 (1,234) Depreciation and amortization 5,121 5,137 10,077 10,243 20,932 EBITDA 25,340 39,813 26,027 35,376 36,548 Foreign currency loss 292 609 289 615 387 Amortization of management fee 1,000 - 2,000 - - Stock compensation expense - - 319 - - Facility closure costs 862 - 3,415 - 4,535 Transaction costs - - - 14,498 83,946 Adjusted EBITDA $27,494 $40,422 $32,050 $50,489 $125,416 Supplemental Information Reconciliation of AMI's Net Income to EBITDA and Adjusted EBITDA EBITDA is calculated as net income plus interest, taxes, depreciation and amortization. Adjusted EBITDA excludes certain items. The Company considers adjusted EBITDA to be an important indicator of its operational strength and performance of its business. The Company has included adjusted EBITDA because it is a key financial measure used by management to (i) assess the Company's ability to service its debt and / or incur debt and meet the Company's capital expenditure requirements; (ii) internally measure the Company's operating performance; and (iii) determine the Company's incentive compensation programs. In addition, the Company's credit facility has certain covenants that use ratios utilizing this measure of adjusted EBITDA. The definition of EBITDA under the indentures governing the notes also excludes certain items. Adjusted EBITDA has not been prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). Adjusted EBITDA as presented by the Company may not be comparable to similarly titled measures reported by other companies. Such supplementary adjustments to EBITDA may not be in accordance with current SEC practices or the rules and regulations adopted by the SEC that apply to periodic reports filed under the Securities Exchange Act of 1934.

Supplemental Information Reconciliation of Alside's Net Income to EBITDA and Adjusted EBITDA Year Ended December 31, December 31, December 31, January 3, January 1, 2000 2001 2002 2004 2005 Predecessor Predecessor/ Successor Successor Combined EBITDA Calculation: Net income (loss) $23,555 $25,412 $6,427 $21,464 $(25,204) Interest expense - Continuing operations 6,046 6,795 18,918 26,933 27,338 - Discontinued operations - - 1,213 - - Income taxes - Continuing operations 16,555 15,908 13,138 15,744 (8,701) - Discontinued operations - - (370) - - - Extraordinary items - - (3,145) - - Depreciation and amortization - Continuing operations 9,550 10,919 11,138 12,395 13,692 - Discontinued operations - - 318 - - EBITDA 55,706 59,034 47,637 76,536 7,125 Extraordinary items, pre-tax - - 7,579 - - AmerCable's EBITDA (7,308) (8,361) (1,860) - - Loss on writedown of Amercord Inc. - 2,393 - - - Transactions costs - - 9,319 - 83,946 Facility closure costs - - - - 4,535 Cost of sales adjustment - - 1,891 - - Gain on sale of Ultracraft (8,012) - - - - Adjusted EBITDA $40,386 $53,066 $64,566 $76,536 $95,606

Supplemental Information Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Year Ended January 3, 2004 Associated Materials Supplemental Information - Computation of Non-GAAP Financial Information Reconciliation of 2003 Pro Forma Statement of Operations and Reconciliation of EBITDA and Adjusted EBITDA to Net Income Historical Gentek Six Months Two Months Holdings Year Ended Ended Acquisiton AMI Ended Jun. 30, 2003 Aug. 29, 2003 Pro Forma Pro Forma Jan. 3, 2004 Gentek Gentek Adjustments Combined Dollar in thousands AMI Holdings Holdings Note 1 Jan. 3, 2004 Net sales $779,836 $132,911 $58,443 $(1,314) a $969,876 Cost of sales 561,525 116,093 48,738 (1,314) a 714,545 Cost of sales (10,497) b Gross profit 218,311 16,818 9,705 10,497 255,331 Selling, general and administrative expenses 149,571 14,697 4,009 10,164 b 178,441 Income from operations 68,740 2,121 5,696 333 76,890 Interest expense, net 27,369 936 340 (2,464) c 26,181 Foreign currency (gain) loss (548) (239) (41) - (828) Other 141 - - 141 Merger transaction costs - 26 3,055 - 3,081 Income from operations before income taxes 41,919 1,257 2,342 2,797 48,315 Income taxes 17,388 1,571 1,268 (176) d 20,051 Net income (loss) $24,531 $(314) $1,074 $2,973 $28,264 Reconciliation of Net Income (Loss) to EBITDA Net income (loss) $24,531 $(314) $1,074 $2,973 $28,264 Interest 27,369 936 340 (2,464) c 26,181 Taxes 17,388 1,571 1,268 (176) d 20,051 Depreciation and amortization 16,115 2,750 916 - 19,781 EBITDA 85,403 4,943 3,598 333 94,277 Cost of sales adjustment 1,402 - - 1,402 Certain warranty related costs - 2,850 56 - 2,906 Management fee - 250 83 (333) b - Merger transaction costs - 26 3,055 - 3,081 Adjusted EBITDA $86,805 $8,069 $6,792 $- $101,666 Note 1 - For more information regarding pro forma adjustments related to the acquisition of Gentek Holdings, refer to the 8-K filing made by the Company on February 20, 2004. a - Elimination of sales and cost of sales between AMI and Gentek Holdings for the eight months ended Aug. 29, 2003. b - Pro forma adjustments to reflect the following: (i) reclassification of supply center expenses and certain freight costs from cost of sales to selling, general and administrative expenses and (ii) the elimination of the annual management services fee payable to Gentek Holdings' former parent company. c - Pro forma adjustments related primarily to additional borrowings on the term loan related to the acquisition of Gentek Holdings. d - Tax adjustment necessary to reflect pro forma income tax provision of 41.5%.